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                                                                  EXHIBIT 10.1

                       CANDLE CORPORATION WORLDWIDE, INC.
            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

Bank of America Illinois (formerly known as Continental Bank N.A.) Chicago, Illinois

Ladies and Gentlemen:

     We refer to the Amended and Restated Credit Agreement dated as of January 31, 1994 currently in effect between you and us as amended by that certain First Amendment dated as of March 28, 1994, that certain Second Amendment dated as of September 13, 1994 and that certain Third Amendment dated as of August 24, 1995 (such Credit Agreement as so amended being hereinafter referred to as the "CREDIT AGREEMENT"). Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

     The Parent and the Borrowers hereby apply to you (the "LENDERS") to reduce certain rates and fees relating to the Revolving Credit, to amend certain of the financial covenants contained in the Credit Agreement and to make certain other amendments to the borrowing arrangements between you and us.

     Accordingly, this letter shall serve as an agreement between the Lenders, the Parent and the Borrowers amending the Credit Agreement as hereinafter set forth.

     1.   PRICING.

     Upon the effectiveness of this Amendment as hereinafter set forth, the Applicable LIBOR Margin shall be 0.40% until next adjusted in accordance with the definition of such term. Accordingly, upon such effectiveness, the first sentence of the definition of the term "APPLICABLE LIBOR MARGIN" appearing in
Section 5 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

          "APPLICABLE LIBOR MARGIN" MEANS 0.40%.

     2.   OTHER AMENDMENTS.

     Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is further amended as follows:

          (a)  REDUCED COMMITMENT FEE.  The first sentence of subsection (a) of
     Section 3.1 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

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                    "FOR THE PERIOD FROM THE DATE HEREOF TO AND INCLUDING THE
          REVOLVING CREDIT TERMINATION DATE, THE COMPANY SHALL PAY TO THE AGENT FOR THE ACCOUNT OF THE LENDERS A COMMITMENT FEE AT THE RATE OF 1/8 OF 1% PER ANNUM (COMPUTED ON THE BASIS OF A YEAR OF 360 DAYS AND THE ACTUAL NUMBER OF DAYS ELAPSED) ON THE AVERAGE DAILY UNUSED PORTION OF THE REVOLVING CREDIT COMMITMENTS AVAILABLE HEREUNDER."

          (b) TERMINATION DATE EXTENSION. The definition of Revolving Credit Termination Date appearing in Section 5 of the Credit Agreement shall be amended and as so amended and restated shall read as follows:

                    ""REVOLVING CREDIT TERMINATION DATE" MEANS (X) JULY 21, 1998, OR (y) IF EARLIER, SUCH EARLIER DATE ON WHICH THE REVOLVING CREDIT COMMITMENTS ARE TERMINATED IN WHOLE PURSUANT TO SECTIONS 3.4,
          9.2 OR 9.3 HEREOF, OR (z) IF LATER, SUCH LATER DATE TO WHICH THE REVOLVING CREDIT COMMITMENTS ARE EXTENDED PURSUANT TO SECTION 11.14 HEREOF."

          (c) TOTAL FUNDED DEBT DEFINED. A definition of "TOTAL FUNDED DEBT" shall be inserted into Section 5 of the Credit Agreement in its appropriate alphabetical position and shall read as follows:

                    "TOTAL FUNDED DEBT" means, at any time the same is to be determined, the aggregate of all Indebtedness of the Parent and its Subsidiaries at such time, PLUS all Indebtedness of any other Person which is directly or indirectly guaranteed by the Parent or any of its Subsidiaries or which the Parent or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Parent or any of its Subsidiaries has otherwise assured a creditor against loss.

          (d) LEVERAGE RATIO REMOVED. Section 8.7 of the Credit Agreement shall be amended and as so amended shall be restated in their entirety to read as follows:

                    "SECTION 8.7.  [INTENTIONALLY OMITTED]."

          (e) TANGIBLE NET WORTH. Section 8.8 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

                    "SECTION 8.8. ADJUSTED TANGIBLE NET WORTH. THE PARENT WILL, AS OF THE LAST DAY OF EACH FISCAL QUARTER OF THE PARENT, MAINTAIN ADJUSTED TANGIBLE NET WORTH AT NOT LESS THAN THE MINIMUM REQUIRED AMOUNT. FOR PURPOSES OF THIS SECTION 8.8, THE TERM "MINIMUM REQUIRED AMOUNT" SHALL MEAN $120,000,000 PLUS (BUT ONLY IF POSITIVE) FIFTY PERCENT (50%) OF NET INCOME FOR THE PERIOD (TAKEN AS A SINGLE ACCOUNTING PERIOD) FROM AND INCLUDING JANUARY 31, 1996 THROUGH THE DATE OF SUCH DETERMINATION."

          (f) NEW DEBT TO EARNINGS RATIO. Section 8.9 of the Credit Agreement is hereby amended and as so amended and restated shall read as follows:

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                    "SECTION 8.9.  DEBT TO EARNINGS RATIO.  THE PARENT SHALL
          NOT, AS OF THE LAST DAY OF EACH FISCAL QUARTER OF THE PARENT, PERMIT THE RATIO OF TOTAL FUNDED DEBT FOR THE FOUR FISCAL QUARTERS OF THE PARENT THEN ENDED TO EBITDA OF THE PARENT FOR THE SAME FOUR FISCAL QUARTERS THEN ENDED (THE "DEBT TO EARNINGS RATIO") TO BE MORE THAN
          1.00 TO 1.00."

          (g) NO SPECIFIC RESTRICTION ON DEBT. Section 8.11 of the Credit Agreement shall be and hereby is deleted in its entirety.

          (h) AI. The parties hereto acknowledge and agree that AI Inc. is no longer a party to the Credit Agreement by virtue of its merger into Aromatic Industries, Inc. in February of 1994, with Aromatic being the corporation surviving such merger.

     3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          (a) The Parent, the Borrowers and the Lenders shall have executed this Amendment.

          (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel.

          (c) The Parent and each Borrower shall be in compliance with the terms of the Credit Agreement as amended hereby and no Default or Event of Default shall have occurred or be continuing.

          (d) The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lenders or their counsel may reasonably request.

     4. REPRESENTATIONS REAFFIRMED. In order to induce the Lenders to execute and deliver this Agreement, the Parent and each Borrower hereby represent to the Lenders that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in
Section 6 of the Credit Agreement are and shall be true and correct (except that the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders pursuant to Section 8.5 of the Credit Agreement) and no Event of Default or Default shall have occurred or be continuing. The Guarantors confirm their Guaranties remain in full force and effect.

     5. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument

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or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Company confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Agent, and Messrs. Mayer, Brown & Platt, counsel to Bank of America Illinois, in each case in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

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Dated as of this 18th day of July, 1996.

                                             CANDLE CORPORATION WORLDWIDE, INC.
                                             BLYTH INDUSTRIES, INC.
                                             CANDLE CORPORATION OF AMERICA
                                             PARTYLITE GIFTS, INC.
                                             AROMATIC INDUSTRIES, INC.


                                             By   /s/ Howard E. Rose
                                               --------------------------------
                                               Howard E. Rose
                                               Vice President of Each

                                             PARTYLITE GIFTS LIMITED, CANADA

                                             By   /s/ Howard E. Rose
                                               --------------------------------
                                                Its Vice President
                                                -------------------------------

                                             CANDLE CORPORATION OF AMERICA
                                               HONGKONG LIMITED

                                             By   /s/ Howard E. Rose
                                               --------------------------------
                                                Its Vice President
                                                -------------------------------

                                             PARTYLITE IRELAND, LTD.

                                             By   /s/ Howard E. Rose
                                               --------------------------------
                                                Its Vice President
                                                -------------------------------

                                             PARTYLITE GMBH

                                             By   /s/ Howard E. Rose
                                               --------------------------------
                                                Its Vice President
                                                -------------------------------

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Accepted and agreed to as of the date last above written.

                                             HARRIS TRUST AND SAVINGS BANK,
                                               individually and as Agent

                                             By   /s/ Mary Lou Bartlett
                                                -------------------------------
                                                Its Vice President


                                             BANK OF AMERICA ILLINOIS

                                             By   /s/ Marcia Clausen
                                               --------------------------------
                                               Its Vice President

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